November 6, 2018

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

- BNY MELLON INSIGHT BROAD OPPORTUNITIES FUND

Supplement to Statutory Prospectus

The following information supersedes and replaces the information contained in “Fund Summary – Fees and Expenses” in the fund’s statutory prospectus:

The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the fund’s average daily net assets.  On or after March 1, 2019, The Dreyfus Corporation may terminate this expense limitation at any time.

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